                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 5, 2002



                                  MedQuist Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       New Jersey                     0-19941                  22-2531298
       ----------                     -------                  ----------
   (State or other                  (Commission             (I.R.S. Employer
     jurisdiction                       File                Identification No.)
   of incorporation                    Number)
   or organization)

                              Five Greentree Centre
                                    Suite 311
                                Marlton, NJ 08053
               ---------------------------------------------------
               (address of principal executive offices) (Zip Code)

       Registrants's telephone number, including area code: (856) 810-8000

Item 5. Other Events.
---------------------

Pursuant to Regulation FD Rules 100-103:

         Attached as Exhibit 5.1 is the script and related financial information for the Registrant's fourth quarter and full year 2001 investor conference call held on February 5, 2002 at 11:00 a.m. (ET).

         Attached as Exhibit 5.2 is the Registrant's earnings release for the fourth quarter and full year ended December 31, 2001.

Pursuant to Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934, attached as Exhibit 5.3 is a note concerning forward-looking statements and additional information regarding factors that could cause actual results to differ materially from those in such forward-looking statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MEDQUIST INC.



Date: February 5, 2002              By: /s/ Brian J. Kearns
                                        ----------------------------------------
                                        Name:  Brian J. Kearns
                                        Title: Senior Vice President,
                                               Treasurer and Chief
                                               Financial Officer